UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 15, 2008
RXI PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
60 Prescott Street, Worcester, MA 01605
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861
           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(e) On September 15, 2008, the Compensation Committee of RXi Pharmaceuticals Corporation (the “Company”) voted to increase the annual base salary of the Company’s executive officers (the “Executives”). The new base salaries, which become effective as of October 1, 2008, will be as follows:
i.	Tod Woolf, Ph.D., President and Chief Executive Officer: $375,000.00

ii.	Stephen DiPalma, Chief Financial Officer: $265,000.00

iii.	Pamela Pavco, Ph.D., Vice President: $270,000.00

iv.	Dmitry Samarsky, Ph.D., Vice President: $180,000.00
Each Executive’s employment agreement will be amended as of October 1, 2008 to reflect the respective revised base salary.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION
Date: September 18, 2008	By:	/s/ Stephen J. DiPalma
	Name:	Stephen J. DiPalma
	Title:	Chief Financial Officer